SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2004, Array BioPharma Inc. amended and restated its Deferred Compensation Plan pursuant to which certain eligible members of management and other highly compensated employees of Array BioPharma may elect to defer all or a portion of their compensation. The amendments to the Deferred Compensation Plan consist of amendments to the timing of deferral elections, ability to change deferral elections and the types of permissible distributions in order to comply with certain requirements under the recently enacted American Jobs Creation Act. A copy of the Amended and Restated Deferred Compensation Plan is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1                           Amended and Restated Deferred Compensation Plan of Array BioPharma Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: December 21, 2004	By:	/s/ Robert E. Conway
Robert E. Conway
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1                           Amended and Restated Deferred Compensation Plan of Array BioPharma Inc.